                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                          Date of Report July 18, 1997
                       (Date of earliest event reported)



                          Austin's International, Inc.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



     33-47357-A                                    65-0322000
(Commission File Number)                   (IRS Employer Identification No.)



2400 E. Commercial Boulevard, Suite 800, Ft. Lauderdale, Florida 33308
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (954) 772-0980
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Item 5.  Other Events.
         ------------

On July 18, 1997, Austin's International, Inc., a Florida Corporation, filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the Southern District of Florida. The case was assigned to the Honorable Raymond B. Ray under Case No: 97-24528-BKC-RBR. Chapter 11 is the principal reorganization chapter of the United States Bankruptcy Code and provides the company with a "breathing spell" so as to allow a restructuring of its finances and operation. It is expected that the company will file a plan of reorganization which will provide a dividend to its creditors.

Austin's International, Inc., Florida is a subsidiary of Austin's International inc., Delaware, the public corporation.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      AUSTIN'S INTERNATIONAL, INC.
                                              (Registrant)



                                      By: /s/ Larry E. Graybill
                                         -------------------------------
                                         Larry E. Graybill
                                         President


Date:  July 25, 1997

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